                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

    Filed by the registrant    |X|
    Filed by a party other than the registrant  |_|

    Check the appropriate box:
    | |  Preliminary proxy statement            |_| Confidential, for use of
                                                    the Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
    |X|  Definitive proxy statement
    |_|  Definitive additional materials
    |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              LCS INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              LCS INDUSTRIES, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    | | $125 per Exchange act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

    |_| $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    |_| Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:
                                     $125.00
--------------------------------------------------------------------------------

     (2)   Form, schedule or registration statement no.: Schedule 14A

--------------------------------------------------------------------------------

     (3)   Filing Party: LCS Industries, Inc.

--------------------------------------------------------------------------------

     (4)   Date filed:
                                    December 22, 1995
--------------------------------------------------------------------------------

                              LCS INDUSTRIES, INC.
                                120 Brighton Road
                         Clifton, New Jersey 07012-1694

                                                               December 20, 1995


Dear Stockholder:

       You are invited to attend the 1996 Annual Meeting to be held on January 23, 1996 in Weehawken, New Jersey.

       Information about the Annual Meeting, including a listing and discussion of the matters on which the stockholders of the Company will act, is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

       Whether or not you plan to attend the Meeting, you can be assured your shares are represented at the Meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

                                    Cordially,


                                    /s/
                                    --------------------------------
                                    Arnold J. Scheine,
                                    President

                              LCS INDUSTRIES, INC.
                                120 Brighton Road
                         Clifton, New Jersey 07012-1694


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of LCS Industries, Inc.:

The Annual Meeting of Stockholders of LCS Industries, Inc. (the "Company") will be held at the offices of the Company's subsidiary, The SpeciaLISTS Ltd., located at 1200 Harbor Boulevard, Weehawken, New Jersey, on Tuesday, January 23, 1996 at 10:00 a.m., Eastern Standard Time, for the following purposes:

    1. To elect one Director to hold office until the Annual Meeting of Stockholders in 1999 and until his successor shall be elected and shall qualify;

    2. To ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent certified public accountants for the fiscal year ending September 30, 1996;

    3. To approve an amendment of the Company's Restated Certificate of Incorporation to provide for an increase in the number of authorized shares of Common Stock, par value $.01;

    4. To approve an amendment of the Company's Non-Employee Stock Option Plan to provide for the adjustment of Awards granted under the Plan for increases or decreases in the number of shares of Common Stock, par value $.01, issued due to a subdivision, recapitalization, consolidation or the payment of stock splits and stock dividends, in the form annexed hereto as Exhibit A; and

    5. To consider and act upon such other and further business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record as of the close of business on December 15, 1995 holding certificates reflecting the two-for-one reclassification of the Company's Common Stock effective June 1, 1983, are entitled to notice of, and to vote at, the Meeting.



                                                 Marvin Cohen
                                                 Secretary

December 20, 1995

                              LCS INDUSTRIES, INC.
                                120 Brighton Road
                         Clifton, New Jersey 07012-1694

                                December 20, 1995

                                 PROXY STATEMENT
                   FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS

       The Board of Directors (the "Board") of LCS Industries, Inc. (the "Company") solicits your proxy for use at the 1996 Annual Meeting of Stockholders (the "Meeting") and any adjournment or adjournments thereof. The approximate date on which this Proxy Statement is first being sent to the stockholders is December 26, 1995. If a stockholder specifies on the proxy form a choice with respect to the proposals hereinafter set forth, the stock will be voted accordingly. In the absence of specific instructions, proxies will be voted (i) FOR the election of the one proposed Director recommended by the Board (Proposal 1), (ii) FOR the proposal to ratify the selection of Deloitte & Touche LLP by the Board as independent certified public accountants for the Company for the 1996 fiscal year (Proposal 2), (iii) FOR the proposal to amend the Company's Restated Certificate of Incorporation to provide for an increase in the number of authorized shares of Common Stock, par value $.01, and (iv) FOR the proposal to amend the Company's Non-Employee Stock Option Plan to provide for the adjustment of Awards granted under the Plan for increases or decreases in the number of shares of Common Stock, par value $.01, issued, in the form annexed hereto as Exhibit A.

       Only stockholders of record at the close of business on December 15, 1995 (the "Record Date") are entitled to vote at the Meeting, provided, that in connection with a two-for-one reclassification provided for in the Restated Certificate of Incorporation adopted by the stockholders on May 24, 1983, stockholders who had not exchanged their old certificates for certificates representing reclassified shares as of the Record Date are not entitled to vote their shares at the Meeting. A list of stockholders of the Company entitled to vote at the Meeting may be examined by any stockholder for any purpose germane to the Meeting during ordinary business hours on or after December 22, 1995, at the offices of The SpeciaLISTS Ltd. located at 1200 Harbor Boulevard, Weehawken, New Jersey. Of the actions proposed to be taken at the Meeting by a vote of the stockholders, the election of the Director will require the approval of a plurality of the votes cast, the ratification of the selection of independent certified public accountants and the amendment of the Non-Employee Stock Option Plan will require the approval of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote, and the amendment of the Restated Certificate of Incorporation will require the approval of a majority of the outstanding shares entitled to vote at the Meeting. As of the Record Date, there were outstanding 4,213,548 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), of which the holders of 4,175,602 shares are entitled to vote at the Meeting. Each share of Common Stock entitled to vote at the Meeting is entitled to one vote. The Common Stock is the only issued and outstanding voting security of the Company.

       In addition to the use of the mails, the solicitation of proxies may be made in person or by telephone, telecopy or telegraph by officers or regular employees of the Company or its subsidiaries, none of whom will receive any additional remuneration therefor. The costs of solicitation will be borne by the Company, and the Company will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of stock. Proxies are revocable at any time prior to the voting at the Meeting. The right to revoke a proxy prior to its use is not subject to any limitation or condition.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

       The following table sets forth, to the knowledge of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of November 30, 1995 (except as otherwise noted in footnotes (5) and (6) to such table): (i) by each person or group known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) by each Director of the Company; (iii) by each of the five most highly compensated executive officers and other significant employees (the "named executive officers") of the Company during the fiscal year ended September 30, 1995; and (iv) by all officers, Directors and all other significant employees of the Company as a group.

                                                      Number of         Percent
Name and Address(1)                                   Shares(2)         of Class
-------------------                                   ---------         --------

Arnold J. Scheine
120 Brighton Road
Clifton, New Jersey 07012                            797,270(3)           17.6%

Marvin Cohen
120 Brighton Road
Clifton, New Jersey 07012                            542,360(4)           12.5%

Heartland Advisors, Inc.
William J. Nasgovitz, President
790 North Milwaukee Street
Milwaukee, Wisconsin 53202                           896,000(5)           21.3%

Heartland Group, Inc.
William J. Nasgovitz, President
790 North Milwaukee Street
Milwaukee, Wisconsin 53202                           418,500(6)            9.9%

Bernard Ouziel
120 Brighton Road
Clifton, New Jersey 07012                             83,600               2.0%

Joseph R. Barbaro
1140 Avenue of the Americas
New York, NY 10036                                     2,000               0.0%

Gerald A. King
100 Enterprise Place
Dover, Delaware 19901                                292,298               6.9%

Lon Mandel
1200 Harbor Boulevard
Weehawken, New Jersey 07087                           22,756               0.5%

                                                      Number of         Percent
Name and Address(1)                                   Shares(2)         of Class
-------------------                                   ---------         --------

Phyllis Stein
1200 Harbor Boulevard
Weehawken, New Jersey 07087                             16,688             0.4%

William Rella
120 Brighton Road
Clifton, New Jersey 07012                              132,144             3.1%

All officers, Directors and
other significant employees
as a group (13 persons)                              1,973,104            40.8%

--------------
(1) Unless otherwise indicated, the named beneficial owner possesses sole voting and dispositive power with respect to the shares.

(2) Assumes exercise of incentive stock options presently outstanding and exercisable within 60 days as follows: Mr. Scheine - 314,000; Mr. Cohen - 124,000; Mr. Ouziel - 48,400; Mr. Mandel - 11,000; Ms. Stein - 5,500; Mr.
       Rella - 88,000; all officers, Directors and other significant employees, as a group 618,300.

(3) Includes 7,330 shares of Common Stock owned of record and beneficially by Mr. Scheine's wife as to which shares he disclaims beneficial ownership.

(4) Includes 2,200 shares of Common Stock owned of record and beneficially by Mr. Cohen's wife as to which shares he disclaims beneficial ownership.

(5) Based on Schedule 13G dated October 9, 1995, sole voting power with respect to 132,600 shares and sole dispositive power with respect to 896,000 shares.

(6) Based on Schedule 13G dated October 9, 1995, sole voting power with respect to 418,500 shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       The Board of Directors is composed of four members. The Restated Certificate of Incorporation and By-laws of the Company divide the Board into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term. It is intended that the shares of stock represented by the proxies will, unless such authority is withheld, be voted in favor of the following person as a Class I Director of the Company, to hold office until the Annual Meeting of Stockholders in 1999 and until his successor shall be elected and shall qualify:

       Joseph R. Barbaro - age 50.   Partner in the accounting firm of Phillips
Gold and Company, LLP since 1977.
                             THE BOARD RECOMMENDS A
                        VOTE FOR THE NOMINEE NAMED ABOVE

       The terms of office of the following Directors will continue beyond the
Meeting:

       Arnold J. Scheine - age 57 - President and a Director since 1969. Mr. Scheine's term will expire in 1998.

       Marvin Cohen - age 61 - Senior Vice President and Secretary since 1981 and a Director since 1969. Mr. Cohen's term will expire in 1998.

       Bernard Ouziel - age 57 - a Director since 1983; Mr. Ouziel has been a practicing attorney in private practice for more than the past 5 years. Mr. Ouziel's term will expire in 1997.

       Mr. Ouziel performed legal services for the Company during the fiscal year ended September 30, 1995 and was paid therefor the aggregate sum of $6,525. The firm of Phillips Gold and Company, LLP, of which Mr. Barbaro is a partner, performed accounting, tax and other consulting services during the fiscal year ended September 30, 1995 and was paid therefor the aggregate sum of $157,042.

       There are no family relationships between or among any Directors, executive officers or other significant employees of the Company.

Committees and Meetings of the Board
------------------------------------

       The business and affairs of the Company are managed under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company rather than day-to-day operating details. Members of the Board are kept informed of the Company's business by various reports and documents sent to them each month, as well as by reports presented at meetings of the Board and its committees by officers and employees of the Company and its subsidiaries. During fiscal 1995, the Board met ten times (including actions by unanimous written consent). All the Directors attended all of the meetings of the Board and each committee on which he sat during such year. During Fiscal 1995, the Board had five committees: the Audit Committee, the Compensation Committee, the Stock Option Committee, which administers the 1983 and 1993 Incentive Stock Option Plans (the "ISO Plans"), the 1994 Employee Stock Purchase Plan Committee and the 1993 Non-Employee Directors Stock Option Committee. Mr. Ouziel was the sole member of the Audit and Compensation Committees, Messrs. Ouziel, as chairman, and Gray (whose term will expire at the Meeting) were members of the Stock Option Committee, Messrs. Scheine, as chairman, and Ouziel were members of the 1994 Employee Stock Purchase Plan Committee and Messrs. Scheine, as chairman, and Cohen were members of the 1993 Non-Employee Directors Stock Option Committee. The Audit Committee, which met once during fiscal 1995, generally, reviews the scope and procedures of the audit activities of the independent accountants and reports on their examinations. It also reviews reports, if any, from the Company's financial management and independent accountants on compliance with corporate policies and the adequacy of the Company's internal accounting controls. The Compensation Committee, administers and reviews the compensation of senior management. During Fiscal 1995, the 1994 Employee Stock Purchase Plan Committee met one time, the Incentive Stock Option Committee met seven times and the 1993 Non-Employee Directors Stock Option Plan Committee met one time.

Compensation of Directors
-------------------------

       Each director who is not an officer of the Company receives a $5,000 annual director's fee and a $500 fee for each meeting he attends. Directors who are officers of the Company do not receive additional compensation for service as directors. In addition, pursuant to the terms of the Company's 1993 Non-Employee Directors Stock Option Plan, on the fifth business day following the public release of the Company's annual earnings for any fiscal year in which the sales and net income per share of Common Stock increases by more than 5% over the prior fiscal year, each non-officer director shall be granted a non-qualified option to purchase 5,000 shares of the Company's common Stock. Each such option shall be exercisable pro rata over the five year period following, and shall have an exercise price per share equal to the fair market value of the Common Stock on, the date of grant. Based on 1995's results, options covering 10,000 shares are issuable.

                      REPORT OF THE COMPENSATION COMMITTEE

       In order to attract, retain and motivate executives who will contribute to the Company's success, the Company's executive compensation philosophy is to provide competitive pay for the competitive performance and superior pay for superior performance.

       To create a structure of compensation that achieves these critical goals, the Compensation Committee relies on:

       - A performance review system that provides a forum for dialogue and relates salary increases to competitive conditions and bonuses to performance.

       - A program for providing long-term incentive opportunities in the form of stock options that relate executive awards directly and solely to stockholder gains.

The Compensation Program in General
-----------------------------------

       The Company's executive pay program is made up of the following elements:

       Base Salary. Salaries of the named executive officers are listed in the Summary Compensation Table. The following considerations are used in determining the appropriate salary level: (a) their experience; (b) their level of responsibility for corporate results and functions; and (c) external pay practices.

       Bonuses. Bonuses paid to the named executive officers are also listed in the Summary Compensation Table. The following considerations are used in determining the appropriate bonuses: (a) the individual's performance and contribution to the Company's goals; and (b) the overall profitability of the Company.

       Stock Options. Stock options encourage and reward effective management and employee performance resulting in long-term corporate financial success, as measured by stock price appreciation. Stock options only have value to the recipient if the price of the Company's stock appreciates in value from the date the stock options are granted, a benefit in which the Company's stockholders participate as well.
                                   Sincerely,

                                   Bernard Ouziel, Chairman

                             EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table sets forth, for the fiscal years indicated, the cash and other compensation provided by the Company and its subsidiaries to each of the names executive officers of the Company in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE



----------------------------------------------------------------------------------------------------------------------------
                                                                                            Long Term          All Other
                                                     Annual Compensation                  Compensation       Compensation
                                                     -------------------                  ------------       -------------
                                          --------------------------------------------
                                                                        Other Annual          Awards
           Name                Fiscal        Salary          Bonus      Compensation         Options
  and Principle Position        Year           ($)            ($)            ($)             (#)1,2              ($)3
----------------------------------------------------------------------------------------------------------------------------

ARNOLD J. SCHEINE           1995          356,776         330,500             0               226,000           15,352
President & Chief           1994          309,518               0             0                44,000           15,332
Executive Officer           1993          275,264          33,000             0               110,000           12,052

MARVIN COHEN                1995          242,464         124,650             0                75,000           15,950
Senior Vice President &     1994          217,509               0             0                11,000           16,003
Secretary                   1993          205,626          10,000             0                22,000            9,814

WILLIAM RELLA               1995          240,000         437,500             0                80,000           14,679
President-Fulfillment       1994          240,000          34,485             0                     0           14,679
Services                    1993          345,690         134,080             0               220,000            3,670

LON MANDEL                  1995          180,000         503,251             0                     0            2,310
President and CEO,          1994          190,000         420,292             0                11,000            2,790
The SpeciaLISTS Ltd.        1993          200,000         292,420             0                     0            2,072

PHYLLIS STEIN               1995          157,850         227,940             0                      0           1,985
President-List Brokerage    1994          146,534         172,493             0                  5,500           2,662
The SpeciaLISTS Ltd.        1993          127,618         104,930             0                      0           2,227
----------------------------------------------------------------------------------------------------------------------------

---------------------------
1 The Company does not grant SARs. All options granted were incentive or non-qualified stock options.

2 Stock options for the 1995, 1994 and 1993 fiscal years have been adjusted, where appropriate, to give effect to the 10% stock dividend paid in January, 1995 and the 2 for 1 stock split paid as a 100% stock dividend on October 24, 1995.

3 Consists of (i) with the exception of Mr. Rella, the Company's matching contribution to the Company's 401(k) Plan and (ii) as to Messrs. Scheine, Cohen and Rella, the total premiums on split-dollar insurance policies during such fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

Stock Option Grants
-------------------

       The following table sets forth information concerning incentive stock options granted during the Company's last fiscal year under the Company's ISO Plans and non-qualified options granted during such fiscal year to the named executive officers. No options were granted during such fiscal year to Mr. Mandel or Ms. Stein.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                Potential Realizable Value
                                                                                                At Assumed Annual Rates of
                                                                                                Stock Price Appreciation for
                                        Individual Grants                                               Option Term
----------------------------------------------------------------------------------------------------------------------------

                                                    % of Total
                                                     Options
                                                    Granted to       Exercise or
                                     Options       Employees in      Base Price    Expiration
             Name                  Granted (#)      Fiscal Year        ($/Sh)          Date         5% ($)         10% ($)
----------------------------------------------------------------------------------------------------------------------------
Arnold J. Scheine                  50,000                  10            5.75      02/06/05        180,800          458,200
                                  176,000                  35          16.845      09/06/00        819,104        1,823,360

Marvin Cohen                       25,000                   5            5.75      02/06/05         90,400          229,100
                                   50,000                  10          16.845      09/06/00        232,700          518,000

William Rella                      80,000                  16           13.75      09/15/05        691,760        1,753,120
----------------------------------------------------------------------------------------------------------------------------

Stock Options Exercises and Holdings
------------------------------------

       The following table sets forth information concerning stock options exercised during the last fiscal and stock options held as of the end of the last fiscal year by the named executive officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTIONS VALUES

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Value of Unexercised
                                                                             Number of Unexercised   In-the-Money Options
                                                                                  Options at                  at
                                                                                  FY-End (#)             FY-End ($)

                            Shares Acquired on                                  Exercisable/            Exercisable/
         Name                  Exercise (#)         Value Realized ($)          Unexercisable          Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Arnold J. Scheine                 20,000                 63,000                314,000/176,000           3,932,350/0

Marvin Cohen                           0                   N/A                 113,000/ 50,000           1,408,035/0

William Rella                     32,000                624,250                132,000/128,000           1,117,518/1,145,012

Lon Mandel                         5,500                149,875                         11,000                       140,250

Phyllis Stein                      5,500                152,625                          5,500                        70,125
----------------------------------------------------------------------------------------------------------------------------

                                       -7-

The 1983 and 1993 Incentive Stock Option Plans
----------------------------------------------

       The Company's 1983 ISO Plan expired on May 24, 1993, and the Company's 1993 ISO Plan was adopted by the stockholders of the Company in February 1993 to replace it. Both ISO Plans are "qualified" plans under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the 1983 ISO options for 164,767 shares were exercised during the period ended December 1, 1994 and 521,900 were outstanding as of December 1, 1995. The 1993 ISO Plan authorizes the granting of options to purchase up to 2,200,000 shares of Common Stock until November 3, 2002. As of December 1, 1995, options to purchase an aggregate of 406,600 shares of Common Stock had been granted under the 1993 ISO Plan and 661,198 options were outstanding. During the period ended December 1, 1995, 11,639 shares had been exercised.

401 (k) Retirement Savings Plan
-------------------------------

       During fiscal 1991, the Company established the LCS Industries Inc., Employee Retirement Savings Plan (the "401(k) Plan"). The 401(k) Plan allows employees of the Company to defer a portion of their compensation on a pre-tax basis through contributions to the 401(k) Plan. The Company provided a matching contribution to a maximum of 25% of the employee's first 6% contributed. The Company's matching contribution to the 401(k) Plan amounted to $154,000 during the 1995 fiscal year. The Company may also make a discretionary contribution to the 401(k) Plan. In the fiscal year ended September 30, 1995, no discretionary contributions were made to the 401(k) Plan.

1994 Employee Stock Purchase Plan
---------------------------------

       At the annual meeting of stockholders in March 1994, the 1994 Employee Stock Purchase Plan was adopted. The Plan provides eligible employees of the Company and its subsidiaries the opportunity to acquire up to 300,000 shares of Common Stock. Purchases are made on a monthly basis through payroll deductions of from 1% to 10% eligible compensation. Shares are offered at a 15% discount from the closing price on the last trading date of each month with no brokerage commissions. During the fiscal year ended September 30, 1995, 13,552 shares were purchased.

Company Performance
-------------------

       The table below compares for each of the last five fiscal years the cumulative total return of the Company, the NASDAQ Stock Market-US and a peer group (20 companies) comprising companies within SIC code 7374. The cumulative total returns of Company Common Stock and the two comparative indices assume $100 invested in each on September 30, 1990 and also assume reinvestment of dividends.

                                              Year Ended September 30,

                                    1990    1991    1992    1993    1994    1995
                                   -----   -----   -----   -----   -----   -----

LCS Industries, Inc.                 100     157     191     224     254   1,262

Peer Group                           100     135     180     229     265     340

NASDAQ Stock Market - U.S.           100     157     176     231     233     321

                                   PROPOSAL 2

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The Board recommends that the stockholders ratify its selection of Deloitte & Touche LLP, independent certified public accountants, to audit the accounts of the Company for fiscal year 1996. Deloitte & Touche LLP has audited the accounts of the Company beginning with the fiscal year ended September 30, 1986. A representative of Deloitte & Touche LLP will be present at the Meeting, will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions raised at the Meeting. In the event that the stockholders do not ratify the selection of Deloitte & Touche LLP, the Board will reconsider the appointment.

                                   PROPOSAL 3

                          INCREASE IN AUTHORIZED SHARES

         The Restated Certificate of Incorporation of the Company has provided since 1983 that the maximum number of shares which the Company is authorized to issue is six million (6,000,000) shares of Common Stock, par value $.01, and one million (1,000,000) shares of Preferred Stock, par value $.01. As of December 1, 1995, after giving effect to the October 1995 two for one stock split in the form of a 100% stock dividend, 4,213,548 shares of Common Stock and no shares of Preferred Stock were issued and outstanding and an additional 187,766 shares of Common Stock were issued and held as Treasury shares. In addition, as of such date, options were outstanding pursuant to which the Company may be called upon to issue 1,343,098 additional shares of Common Stock, 195,096 shares of Common Stock were reserved for issuance for a portion of the deferred purchase price of an acquired business and 284,062 shares were purchasable by participants in the 1994 Employee Stock Purchase Plan. Assuming all of these potential requirements actually occur, the number of shares of Common Stock required to be issued would exceed the currently authorized number of shares by 35,804 (assuming the full use of Treasury shares). If the proposal to increase the number of authorized shares of Common Stock is not approved by the stockholders, the Company may be required to acquire shares of its Common Stock in the public market place to satisfy its existing obligations.

         Management believes that increasing the number of authorized shares of Common Stock of the Company for the first time in thirteen years will provide needed flexibility with respect to the possible future declaration of stock dividends and stock splits, acquisitions and other programs. On December 14, 1995, the Board of Directors voted to recommend that the stockholders of the Company amend the Restated Certificate of Incorporation of the Company in order to increase the number of authorized shares of Common Stock by nine million (9,000,000) shares from six million (6,000,000) shares, par value $.01, to fifteen million (15,000,000) shares, par value $.01. While the Company has no present plans to issue any shares of additional Common Stock authorized by this proposal, except as described in the preceeding paragraph, the actual issuance of such shares in the future may have a dilutive effect upon the ownership interests of the Company's current stockholders and could make it more difficult to effectuate a change in control of the Company. Under applicable provisions of the Delaware General Corporation Law, the approval of the stockholders of the Company is necessary in order to amend the Company's Restated Certificate of Incorporation.

         This proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote at the meeting.

         Management recommends a vote FOR its proposal that the stockholders of the Company approve an amendment to the Company's Restated Certificate of Incorporation which would increase the authorized shares of Common Stock, par value $.01, from six million (6,000,000) authorized shares to fifteen million (15,000,000) authorized shares. This proposal would not affect the number of authorized shares of Preferred Stock, which would remain at one million (1,000,000) shares.


                                   PROPOSAL 4

         The 1993 Non-Employee Stock Option Plan currently provides for the granting of options for 5,000 shares of the Company's Common Stock, $.01 par value, each year provided certain operating results, as defined, are attained by the Company. There is no provision for the adjustment of these grants in the event of a subdivision, recapitalization or consolidation of the shares of the Company's Common Stock or the payment of stock dividends and stock splits. By not adjusting grants under the Plan for the events described above, the relative value of such grants is not effected by those events. During fiscal 1995, the Company paid a 10% stock dividend in January, 1995 and paid a 2 for 1 stock split as a 100% dividend on October 24, 1995.

         Management believes that adjusting the grants provided for under the Plan for the events described above will result in the value of such grants remaining proportionate to other holders of the Company's Common Stock.

         This proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote.


                          ANNUAL REPORT TO STOCKHOLDERS

         The annual report to stockholders concerning the operations of the Company for the fiscal year ended September 30, 1995, including financial statements for that year, accompanies this proxy statement. Such report is not to be treated as part of these proxy soliciting materials. The Company will provide to each stockholder, on written request addressed to the Director of Investor Relations, a copy of the Company's most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission including the financial statements and schedules thereto.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company and any written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 1995 all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                                  OTHER MATTERS

         The Board does not intend to bring any other matters before the Meeting and, at the time of filing this Proxy Statement with the Securities and Exchange Commission, is not aware that any other matters are to be presented for action at the Meeting by others. If Mr. Barbaro is unavailable for election as Director, or if any other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting the proxies.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in the Company's proxy material relating to its 1997 Annual Meeting of Stockholders must be received by the Company no later than September 27, 1996. Any such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

       Proposals should be addressed to: Secretary of the Company, 120 Brighton Road, Clifton, New Jersey 07012-1694.

                                    By Order of the Board of Directors



                                    Marvin Cohen
                                    Secretary

                                                                       EXHIBIT A

                              LCS INDUSTRIES, INC.

                  1993 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


1. Purposes. The purposes of the 1993 Non-Employee Directors Stock Option Plan (the "Plan") of LCS Industries, Inc., a Delaware corporation (the "Company"), are to enable the Company to attract and retain independent directors and to provide such directors with additional incentives to promote the interests of the Company and its stockholders.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

       a. "Award" means Stock Options granted to eligible Non-Employee Directors of the Company.

       b.     "Board" means the Board of Directors of the Company.

       c.     "Code" means the Internal Revenue Code of 1986, as amended.

       d. "Committee" means the Committee referred to in Section 3 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by those members of the Board who are not eligible to participate in the Plan.

       e. "Company" means LCS Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

       f. "Disability" means a permanent and total disability as determined under the Company's long-term disability program or if no such program has been adopted, for purposes of the Plan, "Disability" shall mean the purposes of the Plan, "Disability" shall mean the continuous absence of a director for 187 consecutive days or more due to physical or mental illness or incapacity.

       g. "Fair Market Value" means the value of a share of Common Stock on a particular date, determined as follows: (I) if the Common Stock is listed on such a date on one or more national securities exchanges or is quoted on NASDAQ, the last reported sales price of a share of Common Stock on such date as recorded on the composite tape system, or, is such system does not cover the Common Stock, the last reported sale price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is listed, or if the Common Stock is not listed on any national securities exchange on such date, the last reported sale price of a share of Common Stock on such data as reported by NASDAQ, or, if no sale of Common Stock took place on such date, the last reported sale price of a share of Common Stock on the most recent day on which a sale of a share of Common Stock took place as recorded by such system or on such exchange or as reported by NASDAQ, as the case may be, or (ii) if the Common Stock is neither listed on such date on a national securities exchange nor quoted on NASDAQ, as determined by the Committee.

       h. "NASDAQ" means the Automated Quotation System of the National Association of Securities Dealers, Inc.

       i. "Non-Employee Directors" means directors of the Company who are neither officers nor full-time employees of the Company or any direct or indirect subsidiary of the Company.

       j. "Non-Qualified Stock Option" means any Stock Option that is not an incentive stock option within the meaning of section 422 of the Code.

       k. "Participant" means a Non-Employee Director to whom an Award has been granted.

       l. "Stock" or "Common Stock" means the Common stock, $.01 par value, of the Company.

       m. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6 below.

       n. "Subsidiary" means any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation is at the time directly or indirectly owned by the Company or by one or more of its subsidiaries.

3.     Administration

       a. The Plan shall be administered by a committee (the "Committee") of the Board consisting of not less than two directors who are not eligible to participate in the Plan.

       b. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under it shall be final, binding and conclusive on all parties in the absence of manifest error. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements related thereto), and to otherwise administer the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

       c. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both.

4. Eligibility; Timing and Amount of Awards. The persons who shall be eligible to receive Awards under the Plan shall be those directors of the Company who are Non-Employee Directors at the date of grant of an Award and who were Non-Employee Directors at all times during the fiscal year of the Company immediately proceeding such date of grant. Each Non-Employee Director shall be granted an Award covering 5,000 shares of Common Stock on the fifth business day following the public release of the Company's annual earnings with respect to any fiscal year of the Company in which the sales and net earnings per share of Common Stock increased by more than 5% over the prior fiscal year.

5.     Stock; Adjustment upon Certain Events.

       a. The Stock subject to the Awards granted under the Plan shall be shares of the Company's authorized but unissued Common Stock or shares of Common Stock reacquired by the Company.

       b. Subject to the provisions of Sections 5(d), 5(e) and 5(f) hereof, the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 100,000 shares of Common Stock. In the event that any outstanding Award or portion thereof is for any reason forfeited, cancelled or otherwise terminated prior to its exercise, the shares of Common Stock covered by such Award or portion thereof shall again be available for the grant of Awards under the Plan.

       c. No fractional shares of Common Stock shall be issued or transferred in connection with the exercise of any Award. In lieu thereof, the Company shall pay to the optionee a cash adjustment equal to the portion of the Fair Market Value of one share of Common Stock on the date of the Award represented by the fractional share of Common Stock which would otherwise be issued.

       d. In the event that, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision, recapitalization or consolidation of the shares of its Common Stock or the payment of a stock dividend in Common Stock upon such shares without the receipt of consideration, then (i) if such event shall result in an increase in the number of issued shares of Common Stock, the number of shares of Common Stock covered by an Award shall be proportionately increased, the exercise price per share of Common Stock covered by the Award shall be proportionately reduced, and the number of shares of Common Stock which may be Awarded under the Plan shall be proportionately increased, and (ii) if such event shall result in a decrease in the number of issued shares of Common Stock, the number of shares of Common Stock covered by an award shall be proportionately decreased, the exercise price per share of Common Stock covered by an Award shall be proportionately increased and the number of shares of Common Stock which may be awarded under the Plan shall be proportionately decreased. In the event that, prior to the granting, as specified in the plan, of all possible Awards, the Company shall effect a subdivision, recapitalization or consolidation of the shares of its Common Stock or the payment of a stock dividend in Common Stock upon such shares without the receipt of consideration, then (iii) if such event shall result in an increase in the number of issued shares of Common Stock, the number of shares covered by each ungranted Award shall be proportionately increased and (iv) if such event shall result in a decrease, the number of shares covered by each ungranted Award shall be proportionately decreased.

       e. In the event the Company shall be the surviving corporation in any merger, consolidation, combination or reorganization, each outstanding Award shall be deemed to pertain to and apply to the securities to which the recipient of the Award would have been entitled if the Award had been exercised in full immediately prior to such merger, consolidation, combination or reorganization of the Company, and shall otherwise be deemed to be fully effective without change.

       f. In the event the Company shall not be the surviving corporation in any merger, consolidation, combination or reorganization, or in the event the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the outstanding Awards or substitutes for the outstanding Awards new awards which are determined by the Board, in its sole discretion, to be substantially similar in nature and equivalent in terms and value, to the Awards then outstanding, (i) all restriction and conditions (other than those required by applicable Federal or state securities laws or by the rules, regulations or other requirement of the Securities and Exchange Commission, NASDAQ or any stock exchange upon which the Common Stock is then listed) imposed on the transfer of any shares of Common Stock issued upon the previous exercise of Stock Options under the plan shall lapse on a date fixed by the Board prior to the effective date of such transaction, dissolution or liquidation, (ii) the time at which all Awards under the Plan then outstanding may be exercised shall be accelerated and they shall become exercisable in full on or before the earlier of (A) a date fixed by the Board prior to the effective date of such transaction, dissolution or liquidation or
              (B) two business days prior to the effective date of such transaction, dissolution or liquidation, and (iii) upon the effective date of such transaction, dissolution or liquidation, any unexercised Awards under the Plan shall expire without additional compensation to the holder thereof.

       g. In the event of a change in the Common Stock as presently constituted, whereby all the authorized shares of Common Stock with par value are converted into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock for the purposes of the Plan.

       h. To the extent that the foregoing adjustments relate to Common Stock or other securities of the Company, such adjustments shall be made be the Committee, whose determination in this respect shall be final, binding and conclusive on all parties in the absence of manifest error.

       i. Except as expressly provided in this Section 5, the issuance by the Company of shares of Common Stock or of securities convertible into shares of Common Stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for Fair Market Value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted, the exercise prices per share of Common Stock covered by Awards theretofore granted or the number of shares of Common Stock which may be awarded under the Plan.

       j. Except as expressly provided in this Section 5, no adjustment shall be made in the number of shares of Common Stock to which a Participant is entitled or in the number of shares of Common Stock subject to Stock Options which may be awarded under the Plan by reason of any subdivision or consolidation of shares of Common stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, by reason of any dissolution, liquidation, merger, consolidation, combination or reorganization or spin-off of assets or stock of another corporation, or by reason of any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class.

       k. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

6. Stock Options. All Stock Options granted under the Plan shall be Non-Qualified Stock Options and shall have the following terms and conditions.

       a. Option Price. The option price per share of Stock purchasable under a Stock Option shall be equal to 100% of the Fair Market Value of the Stock on the date of the grant of the option.

       b.     Option Term. Subject to the provisions of paragraphs (f), (g) and
              (h) of this Section 6, each Stock Option shall be exercisable for a period of five years from the date the option is granted.

       c. Exercisability. Stock Options shall be exercisable in five equal installments as follows: as to one-fifth of the shares of Stock covered thereby upon grant and as to an additional one-fifth after each of the first, second, third and fourth anniversaries of the date of grant.

       d. Method of Exercise. Subject to Section 6(c) above, Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check. As determined by the Committee at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Participant (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised, as by the Committee). No shares of stock shall be issued upon the exercise of a Stock Option until full payment therefor has been made.

       e. Non-transferability of Options. No Stock Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the Participant.

       f. Termination by Death. If a Participant dies, the Stock Option may thereafter be exercised, to the extent it was exercisable at the date of the Participant's death, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of two years from the date of such death or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

       g. Termination by Reason of Disability. If a Participant ceases to be a director by reason of Disability, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time the Participant ceased to be a director due to Disability, but may not be exercised after two years from the date the Participant ceased to be a director or the expiration of the stated term of the Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies more than 12 months after the beginning of such two-year period, any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent it was exercisable at the time the Participant ceased to be a director due to Disability for a period of twelve months from the date of such death or for the stated term of the Stock Option, whichever period is the shorter.

       h. Termination for Other Reasons. If a Participant ceases to be a director of the Company for reasons other than as set forth in paragraphs (f) or (g) of this Section 6, any Stock Option held by such Participant may thereafter be exercised to the extent it was exercisable at the time the Participant ceased to be a director but may not be exercised after three months from the date the Participant ceased to be a director or the expiration of the stated term of the Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent it was exercisable at the time the Participant ceased to be a director, for a period of twelve months from the date of such death or for the stated term of the Stock Option, whichever period is the shorter.

7. Rights as a Stockholder. A Participant or a permitted transferee of an Award shall have no rights as a stockholder with respect to any share of Common Stock covered by a Stock Option until he becomes the holder of record of such share of Common Stock. Except as provided in Section 5 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the Participant becomes the holder of record of such shares of Common Stock.

8. Termination, Amendment and Modification. Awards may be granted pursuant to the Plan from time to time within a period of ten years from the date on which the Plan becomes effective. The Committee may, at any time prior to that date, suspend or terminate the Plan and, at any time or from time to time, may amend or alter the Plan (including, without limitation, amendments deemed necessary or desirable by the Committee in order that the Awards shall conform to any change in applicable law or regulations or in any other respect); provided, however, that, (a) no such action shall cancel or impair any Award theretofore granted under the Plan; (b) except as provided in Section 5 hereof, without approval of the stockholders of the Company, no such action may materially increase the total number of shares of Common Stock which may be issued under the Plan, change the class of individuals eligible to receive Awards under the Plan, or materially increase the benefits accruing the Participants hereunder, and (c) the provisions of the Plan fixing the selection of Participants, the granting and timing of Stock Options and the terms and conditions of such Stock Options shall not be amended (other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) more than once every six months.

9. Investment Purposes. Each Award under the Plan shall be granted on the condition that the purchase of shares of Common Stock upon exercise of any Stock Option shall be for investment purposes only, and not with a view to resale or distribution, and each Participant shall execute a certificate, or such other documents as may be requested by the Company to such effect. Certificates for shares of Common Stock pursuant to the Plan shall bear such legend as the Board or the Committee, in its sole discretion, determines to be necessary or appropriate under Federal or state securities laws or to implement the provisions of any agreement between the Participant and the Company with respect to such shares of Common Stock. All certificates for shares of Common Stock delivered under the Plan pursuant to the exercise of a Stock Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, NASDAQ, any stock exchange upon which the Common Stock is then listed and any applicable Federal or state securities laws and the Committee may cause a legend or legends to be placed on the certificates to the foregoing effect.

10. Other Provisions. The agreements with respect to Awards authorized under the Plan shall contain such other provisions as the Committee shall deem advisable.

11. Non-Exclusivity. Neither the adoption of the Plan by the Board or the stockholders of the Company shall create any limitations on the power of the Committee or the Board to adopt such other incentive arrangements as it may deem desirable including, without limitation, the granting or issuance of stock options, shares of Common Stock or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.    General Provisions.

       a. The Company shall have the right to deduct withholding taxes, or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of shares of Common stock in connection with Awards, including withholding the amount of such taxes from any other sums due or to become due from the Company to the Participant upon such terms and conditions as the Committee may prescribe.

       b. Each Participant shall furnish to the Committee his current address for the mailing of notices and delivery of Award agreements and shares of Common Stock. Any notice under the Plan shall be deemed to have been duly given if delivered, or deposited in the United States mails, first-class postage prepaid and addressed, to the person for whom intended at such address.

       c. If any provision of the plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

       d. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefore shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company and other parties with respect thereto.

       e. The headings and captions herein are provided for convenience only and shall not be employed in the construction of the Plan. As used in the Plan, the singular includes the plural and the masculine, feminine and neuter genders each includes the others.

       f. The Plan and all of the Awards granted hereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

13. Indemnification of the Committee and the Board. The members of the Committee and the Board shall be indemnified, to the full extent permitted by the Certificate of Incorporation and By-laws of the Company, in connection with any action, suit or proceeding or in connection with any appeal therein or settlement thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder.

14. Approval of Stockholders and Effective Date. The Plan shall not take effect until approved by the holders of the requisite majority of the outstanding shares of Common Stock.

                              LCS INDUSTRIES, INC.
PROXY
                ANNUAL MEETING OF STOCKHOLDERS - JANUARY 23, 1996

       The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby constitutes and appoints Arnold J. Scheine, Marvin Cohen and Pat R. Frustaci, and each of them, attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of LCS Industries, Inc. to be held at the offices of the SpeciaLISTS Ltd., 1200 Harbor Boulevard, Weehawken, New Jersey, on Tuesday, January 23, 1996 at 10:00 a.m., and any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present, upon the proposals set forth below and in their discretion upon any other business or matters incident to the conduct of the Meeting that may properly come before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1.     The election of one Director to serve a three-year term:
       Joseph R. Barbaro   |_| VOTE FOR     |_| WITHHOLD AUTHORITY TO VOTE FOR

2. The ratification of the selection of Deloitte & Touch LLP as independent certified public accountants for the 1996 fiscal year.
       |_| FOR             |_|  AGAINST     |_| ABSTAIN

3. The amending of the Company's Restated Certificate of Incorporation to provide for an increase in the number of authorized shares of Common Stock, par value $.01.
       |_| FOR             |_|  AGAINST     |_| ABSTAIN

4. The amending of the Company's Non-Employee Stock Option Plan to provide for the adjustment of Awards granted under the Plan for increases or decreases in the number of shares of Common Stock, par value $.01, issued due to a subdivision, recapitalization, consolidation or the payment of stock splits and stock dividends.
       |_| FOR             |_|  AGAINST     |_| ABSTAIN

This Proxy is solicited on behalf of the Board of Directors. If not otherwise specified above, this Proxy will be voted FOR the election of one Director, FOR the ratification of the selection of Deloitte & Touche LLP as independent certified public accountants for the 1996 fiscal year, FOR the amending of the Company's Restated Certificate of Incorporation for an increase in the number of authorized shares of Common Stock, par value $.01 and FOR the amending of the Company's Non-Employee Stock Option Plan to provide for the adjustment of Awards granted for increases or decreases in the number of shares of Common Stock, par value $.01, issued. The Board of Directors is not aware of any other matters to be presented to the Meeting.

       Dated: _____________________
                                         ---------------------------------
                                         (Signature)

                                         --------------------------------
                                         (Signature if held jointly)

Please sign exactly as name appears above. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized partner. Executors, administrators and trustees should so indicate when signing. If shares are held jointly EACH holder should sign.

To assist our planning, please check here if you plan personally to attend the
Meeting.               |_|